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Exhibit 10.31
AMENDED AND RESTATED
CAPROLACTAM AND POLYMER SUPPLY AGREEMENT

This Amended and Restated Caprolactam and Polymer Supply Agreement (this “Agreement”) is made as of January 1, 2019, by and between AdvanSix Resins & Chemicals LLC, a Delaware limited liability company (“Seller”), and Shaw Industries Group, Inc., a Georgia corporation (“Buyer”).
WHEREAS, pursuant to the Facilities Purchase Agreement dated August 31, 2005, by and between Honeywell International Inc., Honeywell Intellectual Properties Inc. and Seller (collectively the “Honeywell Group”), and Buyer, the Honeywell Group sold to Buyer certain assets constituting its Columbia, Clemson and Anderson facilities; WHEREAS, contemporaneously with the consummation of the transactions contemplated by the aforementioned Facilities Purchase Agreement, Buyer and Seller executed and delivered that certain Caprolactam and Polymer Supply Agreement dated as of October 29, 2005, which was subsequently amended and restated pursuant to the Amended and Restated Caprolactam and Polymer Supply Agreement dated as of April 1, 2013, which was amended from to time (as amended, the “Prior Agreement”); and
WHEREAS, Buyer and Seller desire to amend and restate in its entirety the Prior Agreement, and in connection therewith, Buyer desires for a period of time to obtain supplies of caprolactam and polymer for its facilities, including, without limitation, a supply of caprolactam for its Columbia, SC facility (“Columbia Facility”) its Aiken, SC facility (“Aiken Facility”) and other polymer producing facilities, and a supply of polymer for various fiber producing locations owned by or affiliated with Buyer; and
WHEREAS, Buyer desires to supply to Seller and Seller desires to purchase from Buyer washwater produced in the Columbia Facility for a period of time.
NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:
DEFINITIONS
For the purposes of this Agreement, when capitalized, the following terms, whether singular or plural, have the meanings specified in this section:
“Affiliate” indicates a relationship to a specified person, firm, corporation, partnership, limited liability company, association or entity, and means any person, firm, corporation, partnership, limited liability company, association or entity that, directly or indirectly or through one or more intermediaries, controls, is controlled by or is under common control with such person, firm, corporation, partnership, limited liability company, association or entity.

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“Agreement”, as defined in the recitals hereof, shall include all Exhibits and Schedules hereto, as the same may be amended by the parties from time to time.
“Aiken Facility” is defined in the recitals hereof.
“Annual Planning Forecast” is defined in Article 3.1(b).
“Buyer” is defined in the recitals hereof.
“Caprolactam Index Amount” is defined in Schedule 2.1(I).
“Columbia Facility” is defined in the recitals hereof.
“Confidential Information” is defined in Article 7.1.
“Effective Date” means the date first set forth hereinabove.
“[***] Caprolactam” means caprolactam meeting the specifications set out on Exhibit A attached hereto.
“Fiscal Month”, “Fiscal Quarter”, and “Fiscal Year” depends on the month or quarter in question, as follows: a fiscal year-end is December 31 each year. Fiscal quarters are comprised of 13 weeks each, whereby there are 4 weeks for the first fiscal month, 4 weeks for the second fiscal month, and 5 weeks for the third fiscal month. Further, once every 7 years, the fourth quarter has 6 weeks in its last month. For the purpose of this Agreement, the first Fiscal Month and the first Fiscal Quarter of each Fiscal Year commences on January 1 of each year.
“Forecast” is defined in Article 3.1(a) hereof.
“Governmental Body” means any federal, state, local, municipal, foreign, or other government; or governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal).
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“Initial Term” is defined in Article 6.1 hereof.
“Limited Performance Warranty” is defined in Article 5.1(a)(ii) hereof.
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“Maximum Volume” is defined in Article 1.2 hereof.
“Minimum Volume” is defined in Article 1.2 hereof.

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“Person” means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity or Governmental Body.
“Polymer” means [***]
“Polymer Adder” is defined in Article 2.2 hereof.
“Polymer Index Amount” is defined in Schedule 2.1(II) hereto.
“Prior Agreement” is defined in the recitals hereof.
“Product” is defined in Article 1.6 hereof.
“Product Warranty” is defined in Article 5.1 hereof.
“Renewal Term” is defined in Article 6.1 hereof.
“Seller” is defined in the recitals hereof.
“Specifications” is defined in Article 5.1(a)(i) hereof.
“Term” is defined in Article 6.1 hereof.
“Washwater” means all washwater produced in the production of polymer in the manufacturing processes at the Columbia Facility during the Term.
ARTICLE I - SALE AND PURCHASE
1.1. Amendment and Restatement. This Agreement supersedes and replaces in its entirety the Prior Agreement, as amended, as in effect immediately prior hereto.
1.2. Purchase and Sale of Product. During the term of this Agreement, except as provided in Articles 1.3, 1.4 and 1.5 below, Seller hereby agrees to sell to Buyer, and Buyer hereby agrees to purchase from Seller, each Fiscal Year, for use and consumption by Buyer and its Affiliates, a minimum of [***] ([***]) pounds of Product (the “Minimum Volume”), and a maximum of [***] ([***]) pounds of Product (the “Maximum Volume”), including:
(a) a minimum of [***] ([***]) and a maximum of [***] ([***]) pounds per Fiscal Year (or a pro rata amount thereof in any partial Fiscal Year during the Term) of Polymer [***]
(b) a maximum of [***] ([***]) pounds per Fiscal Year of [***] Caprolactam.
(c) [***].
(d)  The maximum total volume of [***] Caprolactam is [***] ([***]) pounds.

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(e) At the sole option of Buyer, Buyer may provide caprolactam Product to a third party designated by Buyer, for further processing into polymer or fiber; it being acknowledged that any such caprolactam may not be sold to such third party.
Nothing in this Agreement is intended to imply any geographical limitation, and Buyer shall not be restricted to use of any Product at any particular facility but may use any Product in any of its facilities, whether presently owned, or expanded, purchased or constructed after the Effective Date.
1.3. [***] Volume Adjustment. Notwithstanding Article 1.2 of this Agreement, between [***] through [***]: (i) the annual Minimum Volume shall be [***] ([***]) pounds of Product, and (ii) the annual Maximum Volume shall be [***] ([***]) pounds of Product. Under Article 1.2(d) of the Agreement, the maximum annual volume for all grades of caprolactam shall be [***] ([***]) and the maximum annual volume for Polymer shall be [***] ([***]) from [***] through [***].
1.4. Further Volume Adjustments. Notwithstanding any of the foregoing contained in this Agreement, overall volume ranges of Product to be purchased by the Buyer during the periods described in the Agreement may be amended, with respect to any [***] ([***])-month period, to reflect an increase or decrease in the annualized rate in an amount not to exceed [***] ([***]) pounds, with [***] ([***]) days prior written notice by the Buyer to Seller; provided, however, that under no circumstance shall the Buyer be entitled to purchase Product at an annualized rate of more than [***] ([***]) pounds or less than [***] ([***]) pounds. In the event of any such amendment, notwithstanding the provisions of the Agreement, such range of annualized rate of Product to be purchased by the Buyer established by such an amendment shall remain in effect until such time, if any, that the Buyer shall again exercise its rights under and subject to this Article 1.4 to further increase or decrease in the minimum and/or maximum annualized rate of Product to be purchased by the Buyer then-in-effect in an amount not to exceed [***] ([***]) pounds.
1.5. [***] Volume. The [***] Volume shall remain [***] through the Term; provided, however, that [***].
1.6. Product Definition. [***] Caprolactam, [***] and [***] Polymer shall be referred to herein collectively as “Product”. The parties agree that, at Seller’s sole discretion, Seller may [***].
1.7. Planned Outages. The parties recognize that each will from time to time have a planned manufacturing outage at one or more of its facilities and those outages will affect the supply or purchase volumes in such months. The parties agree to inform each other of such planned outages as far in advance as possible by means of the communications referenced in Article III. Buyer shall use all reasonable efforts to store Product in inventory at its facilities and to manage its downstream inventory during such outages. Seller shall use all reasonable efforts to increase its rate of supply immediately before and after such outages. In the event of a planned outage, unplanned outage or shortage of supply of a raw or intermediate material produced by Seller and not covered by the Caprolactam Index Amount, during the period of the outage Seller may offer Buyer the choice of purchasing Product at a negotiated price or to forego the volume of Product impacted by the outage or shortage. Intermediate material can be, but is not limited to, ammonia, sulfuric acid or oleum. If Buyer decides to forego the volume of Product impacted by the shortage, the volume of Product foregone shall be applied against the volume purchase requirements in Article 1.2 of this Agreement. The period of the negotiated price is only for the period of the outage suffered by Seller.

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1.8. Resale. Other than as expressly set forth in this Section, all Product supplied hereunder shall be for internal consumption by Buyer and its Affiliates to make fiber, and Buyer shall not resell any Product acquired from Seller to any Person (other than Affiliates of Buyer) during the Term.  Buyer is expressly permitted to make, use and/or sell [***] of [***] ([***]) [***] of [***], provided, that Buyer is using Buyer’s know-how (other than any know-how licensed from Seller or derived therefrom). Buyer is expressly permitted to use Product purchased under this Agreement for [***], which is [***], provided, that Buyer is using Buyer’s know-how (other than any know-how licensed from Seller or derived therefrom).
1.9. Washwater Supply. During the Term, Buyer shall supply to Seller and Seller shall purchase from Buyer the Washwater. Such Washwater shall contain on average for each Fiscal Year during the Term at least [***] ([***]) monomer equivalent caprolactam.
ARTICLE II - PRICING
2.1. Caprolactam Pricing. From [***] through [***] the price for each pound of [***] Caprolactam shall be the sum of (x) [***] ([***]) minus [***] ([***]) plus (y) the Caprolactam Index Amount (as defined in Schedule 2.1(I)) From [***] through the term of the Agreement the price for each pound of [***] Caprolactam shall be the sum of (x) [***] ([***]) minus [***] ([***]) plus (y) the Caprolactam Index Amount (as defined in Schedule 2.1(I)).
2.2. Polymer Pricing. The price for each pound of [***] Polymer shall be [***] ([***]) (the “Polymer Adder”) above the [***] Caprolactam price (calculated pursuant to Article 2.1 above) for such Fiscal Month, plus the Polymer Index Amount (as defined in Schedule 2.1(II)), which, may be a positive or a negative amount.
2.3. Pricing Above Maximum Volume. The pricing of any volumes purchased by the Buyer in excess of [***] ([***]) in a Fiscal Year will be separately negotiated by Buyer and Seller at the time of purchase. In any Fiscal Year, Seller is not obligated to sell any quantity of Product in excess of the Maximum Volume.
2.4. Volume Incentive.

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(a) If Buyer purchases Product at an [***] rate of [***] ([***]) Pounds or more during any [***], the price for each pound of Product purchased during such [***] shall be [***] by [***] ([***]) per pound of Product.
(b) For the purpose of the calculation set forth in section 2.4(a), an [***] rate of [***] ([***]) pounds is equivalent to (i) [***] ([***]) pounds in a [***], (ii) [***] ([***]) pounds in a [***], and (iii) [***] ([***]) pounds in a [***].
(c) In the event of any over payment by Buyer for Product resulting from the application of the above-referenced discount, such overpayment shall be refunded by Seller to Buyer within [***] ([***]) days following the end of the applicable [***], as the case may be, by either, at the option of Seller, (i) a credit on the next regular invoice for Product, or (ii) in cash or immediately available funds.
2.5. Washwater Pricing. The price for each pound of Washwater shall be equal to (A) the percentage of caprolactam contained in such pound multiplied by the price per pound of [***] Caprolactam (calculated pursuant to Article 2.1 above) in effect from time to time under this Agreement, minus (B) [***] ([***]). The percentage of caprolactam contained in a pound of Washwater shall be calculated by Seller at its Hopewell facility using Seller’s test method QALAC-0029, or other mutually agreed method, and shall include only monomer equivalent caprolactam, with no credit being given for any oligomers present in the Washwater. If for any reason a test result is not available on a specific truck load of washwater and a sample is not available, a concentration level of [***] ([***]) shall be used. If in any Fiscal Year the average percentage of caprolactam in all Washwater supplied that year is not at least [***] ([***]), then Seller may invoice Buyer for an increased pro-rata share of its caprolactam recovery costs commensurate with the actual percentage of caprolactam contained in washwater during the year.
2.6. Payment Terms. Seller shall issue individual invoices with mutually agreed estimated pricing as Product and Washwater is shipped. Terms for all Product shall be [***] days FOB Seller’s Plant. Terms for Washwater shall be [***] Days FOB Buyer’s Plant. Seller shall participate in Buyer’s supply chain financing program. Seller shall issue a monthly consolidated invoice for price and freight adjustments for Product actually delivered to Buyer, and with adjustments for credit for Washwater based on the pricing above (which invoice will show the percentage of caprolactam recovered from the Washwater), within three (3) days after the end of each Fiscal Month during the Term. All such invoices will be submitted to the attention of Buyer's Corporate Accounts Payable Department. Subject to review and confirmation by Buyer (including, without limitation, Buyer’s reconciliation of Washwater shipped with the amount of Washwater shown on Seller’s invoice), such review and confirmation to be completed and any disagreements therewith raised in writing within seven (7) business days after receipt of Seller’s invoice, each invoice issued pursuant to this Agreement shall be payable by wire transfer on or before the [***] ([***])day following the end of the month covered by such invoice.

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2.7. Taxes, Duties, Etc. Seller’s pricing for the Product, and Buyer’s pricing for the Washwater, [***]. Buyer is responsible for [***]. Seller is responsible for [***]. If Seller is required to impose, levy, collect, withhold or assess any [***] on any transaction involving the sale of Product under this Agreement, then in addition to the purchase price, Seller will [***]. If Buyer is required to impose, levy, collect, withhold or assess any [***] on any transaction involving the sale of Washwater under this Agreement, then in addition to the purchase price, Buyer will [***]. The last three sentences of this Article 2.7 will survive expiration or any termination of this Agreement.
2.8. Payments. Payment hereunder shall be made in lawful money of the United States. Buyer shall pay each invoice as and when due without right of set-off, except with respect to Washwater, as set forth on the invoice, and except with respect to a dispute specifically involving the invoice.
ARTICLE III - PLANNING PROCESS; FORECASTS
3.1. Forecasts and Communications.
(a) On or before the fifteenth (15th) day of each calendar month, Buyer shall provide to Seller a written forecast (the “Forecast”) of the types and quantities of Product that it wishes to purchase during each of the next six Fiscal Months. The parties shall then hold a meeting or teleconference within two (2) business days of receipt by Seller of the Forecast to resolve issues and finalize the Forecast. The first [***] ([***]) [***] of the Forecast shall be binding on the parties as long as such Forecasts otherwise comply with the terms of this Agreement; provided, however, the binding Forecast with respect to the [***] may vary by as much as [***] percent ([***]%) of the total caprolactam Forecasted and [***] percent ([***]%) of the total Polymer Forecasted. The [***] of the Forecast shall be for planning purposes only and shall not constitute a firm purchase order for such quantities of Product. In addition, the parties shall regularly communicate their planned outages to each other as far in advance as practicable prior to such outages and shall include in such communications the timing and expected duration of such outages.
(b) In addition to the monthly Forecasts described in Article 3.1(a), Buyer shall provide to Seller, no later than September of each year, a nonbinding forecast of the quantities of the Product that it wishes to purchase during each month of the following Fiscal Year (the “Annual Planning Forecast”). No later than September of each year, the parties agree to meet to discuss and negotiate in good faith regarding the allocation and timing of Product as set forth in the Annual Planning Forecast, with the mutual goal that the monthly Forecasts described in Article 3.1(a) will be based on volumes of Product and production schedules that are commercially reasonable for supply by Seller to Buyer. For avoidance of doubt, when determining what is “commercially reasonable” for purposes of this Article 3.1(b), the parties shall specifically consider Seller’s remelt capabilities, Buyer’s and Seller’s inventory storage capabilities, Buyer’s and Seller’s planned outages, and the seasonality of Seller’s Hopewell facility’s ability to supply caprolactam and Seller’s Chesterfield facility’s ability to supply polymer.

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3.2. Purchase Orders; Acceptance.
(a) Buyer shall issue purchase orders for Product, and each such purchase order shall constitute a firm commitment of Buyer. A purchase order shall include the Product ordered, the quantity, the requested delivery date, the delivery or ship-to location and payment terms. Seller shall accept such purchase order within two (2) business days, as long as it includes a lead time of fourteen (14) days and otherwise complies with the terms of this Agreement.
(b) The issuance or failure to issue purchase orders shall in no way alter any obligation or right of either party hereunder, including any obligation or right contained in Article I or II.
ARTICLE IV - DELIVERIES
4.1. Deliveries. All deliveries of [***] Caprolactam shall be [***] (Incoterms 2010) Seller’s Hopewell facility (as modified by Article 4.2 below). All deliveries [***] Polymer shall be [***] (Incoterms 2010) Seller’s Chesterfield facility (as modified by Article 4.2 below). All deliveries of Washwater shall be [***] (Incoterms 2010) the Columbia Facility (as modified by Article 4.2 below).
4.2. Freight.
(a) For all deliveries of Product hereunder, Seller shall load the goods, and (i) with respect to polymer, Buyer shall select the carrier and pay the freight on all deliveries of such Product, and (ii) with respect to caprolactam, Seller shall select the carrier, prepay the freight and add the cost of such freight to the invoice (including the costs of leasing and maintaining railcars). If Seller provides its own rail car service, then such service shall be provided at a price not to exceed the current rail rates for the applicable commodity. Notwithstanding the provisions contained in Article 3.2(b), Seller will indicate plainly the Buyer purchase order number on all bills of lading, invoices and freight bills. Each shipment must contain a record showing Seller’s name, contents of the shipment and Buyer purchase order number. Buyer will arrange for between [***] ([***]) and [***] ([***]) [***] to sit at Seller’s Chesterfield facility to enable continuous loading of [***] Polymer at such facility for the polymers.
(b) Buyer shall load the goods, and Seller shall select the carrier and pay the freight on, all deliveries of Washwater.
4.3. Title. Title to and risk of loss in Product and Washwater shall in all cases transfer upon delivery pursuant to Article 4.1.

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4.4. Lot Size. All deliveries of Product pursuant to this Agreement shall be by means of rail cars or trucks. All deliveries of Washwater pursuant to this Agreement shall be by means of trucks. If Buyer desires that some Product be packaged in boxes and Seller agrees, Buyer shall bear all direct costs of such packaging.
4.5. Weights and Measurements. Seller's weights and measurements taken at the shipping facility shall govern unless proven to be in error. Variations of [***] percent ([***]%) or less from the weight or quantity of any shipment shall be disregarded. Buyer shall be solely responsible for removing all Product from railcars and trucks, as applicable. Seller shall be solely responsible for removing all Washwater from railcars and trucks, as applicable, and in no event shall Seller be entitled to heel credits from Buyer.
4.6. Demurrage. Buyer agrees to pay all demurrage or detention charges that are incurred for railcars or trucks that sit at any of Buyer’s facilities (including holding areas dedicated to but immediately outside such facilities) except for those arising solely as a result of Seller’s investigation of a claim pursuant to Article 5.6 hereof. For railcars coming from the Hopewell facility at a reasonably regular schedule, demurrage charges will be charged at actual documented cost for each day after the third day that a railcar sits at any of Buyer’s facilities (including holding areas dedicated to but immediately outside such facilities). For trucks arranged by Seller, demurrage charges of actual documented costs will be charged for each quarter of an hour in excess of two hours that a truck sits at any of Buyer’s facilities (including holding areas dedicated to but immediately outside such facilities).
ARTICLE V - REPRESENTATIONS; WARRANTIES; LIMITATION OF LIABILITY
5.1. Representations and Warranties regarding Product. Seller represents and warrants to Buyer as follows (the “Product Warranty”):
(a) Product. With respect to each sale of Product, Seller warrants as follows:
(i) The Product shall conform to the applicable specifications [***] (the “Specifications”), as modified from time to time as provided in this Agreement. Except as otherwise provided in this Article V, and except to the extent that any third-party claims regarding injury to person or property may relate to the Specifications, Buyer’s sole remedy for breach of this warranty shall be replacement of the nonconforming Product.
(ii) The gels and insolubles that are constituent elements of the polymer Product, and any organic contaminants and insolubles in the caprolactam Product that are outside the applicable Specifications, will not cause a statistically significant loss of efficiency or yield in Buyer’s polymer or spinning processes (the “Limited Performance Warranty”). If Buyer determines that there has been a statistically significant loss of efficiency or yield in its polymerization or spinning processes using the Product, Buyer shall (A) notify Seller within forty-eight (48) hours of the relevant reduction in efficiency or yield and (B) shall permit Seller full and immediate access to inspect the Product and the spinning operation or polymerization operation, as applicable, in order to determine the root cause of the problem. In the event that the loss of efficiency or yield is determined to have been caused by a breach of the Limited Performance Warranty, Seller’s liability will be limited to the purchase price of replacement

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material plus [***] ([***]) of the actual cost of the lost spinning line efficiency or yield or the lost polymerization line efficiency or yield, as applicable.
(b) Seller warrants that Product delivered hereunder does not infringe the claims of any US patent extant as of the date of delivery covering the Product itself but does not warrant against infringement by reason of the use thereof in combination with other materials or in the operation of any process or otherwise. With respect to any third party claim for infringement covered by the patent infringement warranty in this Article, Seller agrees to defend Buyer, at Seller’s cost and expense, and to indemnify Buyer in connection with any settlement with respect to such claim or any final judgment awarded by a court of competent jurisdiction from which no appeal can be or has been taken, provided that: (1) Buyer gives Seller prompt written notice of any such claim; (2) Buyer tenders the defense of the claim to Seller and gives Seller sole and full control of the defense (including the appointment and supervision of legal counsel), settlement, appeal or other disposition of the claim; (3) Buyer provides reasonable assistance and cooperation to Seller in the investigation, defense and disposition of such claim; and (4) Buyer does not settle the claim without Seller’s prior written consent, not to be unreasonably withheld. Notwithstanding anything in this Agreement to the contrary including Article 5.5, in no event shall AdvanSix’s liability under this Article 5.1(b) exceed the purchase price of the Product giving rise to such claim.
5.2. General Representations and Warranties.
(a) Buyer represents and warrants to Seller that Buyer owns all right, title and interest in and to the Washwater, and the Washwater will, upon sale to Seller, be free and clear of any liens or other encumbrances.
(b) Seller represents and warrants to Buyer as follows:
(i) Title. Seller owns all right, title and interest in and to the Product, and the Product will, upon sale to Buyer, be free and clear of any liens or other encumbrances.
(ii) Compliance with Law. Seller is, and at all times during the term of this Agreement will be in compliance with all applicable federal, state and local laws, rules and regulations, including, without limitation, environmental laws, equal employment opportunities laws, wage and hour laws, OSHA, and any other laws or regulations pertaining to employment, workplace safety or the environment. Any Product provided pursuant to this Agreement, and the manufacture of such Product, will substantially comply with all such laws, rules and regulations as are in effect at the time that such Product is manufactured by Seller.

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(iii) Supply of Product. Seller is, and throughout the Term will be, capable of providing Buyer with sufficient quantities of Product pursuant to this Agreement to enable Buyer to satisfy its Minimum Amount purchase obligations pursuant to this Agreement.
(c) Certificate of Analysis. Seller will provide a Certificate of Analysis, in a mutually agreed form, setting forth a compositional analysis for a sampling of deliveries of Product hereunder at the point of loading.
5.3. Covenants and Agreements. Seller covenants and agrees to and with the Buyer as follows:

(a) Insurance. With respect to the Product furnished under this Agreement, Seller will at all times during the Term, maintain and keep in full force and effect reasonable and customary insurance (including, for such purposes, reasonable self-insurance) with respect to its workers, equipment and activities in connection with the manufacture, production, distribution and supply of the Product.
(b) Testing and Quality Control. Buyer shall have the right at all times during the performance of this Agreement to request that Seller perform reasonable tests and inspections from time to time to assure that the Product conforms to the Product Warranty and applicable legal requirements. From time to time, upon Buyer’s reasonable request, Seller will provide Buyer with such data, specifications, test results, test methodologies, sampling schedules, and other documents and information as may enable Buyer to assure that the Product conforms to the Product Warranty and applicable legal requirements. Buyer shall make the results of all such tests and inspections available to Seller at Seller’s request. Both parties acknowledge that Buyer’s ability to request tests for certain aspects of compliance does not release or diminish in any way Seller’s obligations under the Product Warranty or applicable legal requirements.

(c) Seller will provide a technically-competent coordinator to communicate and coordinate issues between Seller’s factories and Buyer. Such coordinator will help resolve technical issues, Product questions, and other similar issues relating to the use of the Product in any Buyer product using the Product. The parties agree to hold meetings with each other, as needed, including several technically-relevant people from Seller’s Chesterfield plant and from Seller’s Hopewell plant. The location of such meetings can be either at a Seller site or a Buyer site. During such meetings, the parties shall review data and performance, set action plans, and evaluate improvement opportunities by jointly looking at Seller and Buyer processes. Seller shall run sample runs related to such improvement opportunities at Buyer’s reasonable request; provided, however, if such samples are in quantities larger than one hundred pounds (100 lbs.) per sample, then Buyer shall pay for such samples.

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(d) The parties will record any modifications agreed to with respect to a Product pursuant to an improvement process referred to in Article 5.3(c) above in writing and, if necessary, will amend the Specifications set forth herein and in the Exhibits to this Agreement accordingly. To the extent that such modifications result in any cost increases or decreases to Seller, the parties agree to negotiate in good faith to determine any appropriate price adjustments for the Product.
(e) Notice of Delay. Unless otherwise agreed by the parties, [***] for deliveries related to this Agreement. At the outset of any delay from any cause, including Force Majeure, Seller shall immediately notify Buyer in writing of the delay or anticipated delay and shall undertake to shorten the delay by all reasonable means.
(f) Certificate of Origin.
(i) For each Product that qualifies for preferential tariff rates based on originating status under a bilateral or multilateral trade treaty (including, without limitation, under the North American Free Trade Agreement ("NAFTA"), the Central American Free Trade Agreement ("CAFTA") or any other bilateral or multilateral trade treaty that may come into existence during the Term of this Agreement), Seller agrees, at Buyer's request, to provide Buyer with a Certificate of Origin to enable such Product to qualify for such preferential tariff rate. Upon request from Buyer, Seller shall also provide to Buyer copies of any vendors' certificates of origin upon which any Certificate of Origin provided by Seller is based.
(ii) Seller shall provide the Certificate of Origin with respect to a Product prior to first shipment of such Product to Buyer. If Seller cannot provide a Certificate of Origin prior to the first shipment due to a vendor's failure to provide a Certificate of Origin, Seller shall so notify Buyer (in accordance with Article 9.1) whereupon Seller shall have no liability to Buyer, but Buyer shall have the option to elect to have the shipment shipped without a Certificate of Origin or to delay (for a reasonable time, taking into account Seller's inventory storage capability) the shipment until a Certificate of Origin can be obtained. Notwithstanding the foregoing, unless Seller receives written notice from Buyer to the contrary, Seller shall use all commercially reasonable efforts to provide Buyer with a qualifying Certificate of Origin as soon as possible.

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(iii) Seller may revoke a Certificate of Origin in the event that a Product covered by a Certificate of Origin issued by Seller will no longer qualify for originating status under the applicable rules of origin. Any such revocation shall be made in writing to Buyer (in accordance with Article 9.1) at least sixty (60) days prior to the first shipment of such non-qualifying Product to Buyer. Notwithstanding the foregoing, unless Seller receives written notice from Buyer to the contrary, Seller shall use all commercially reasonable efforts to provide Buyer with a qualifying Certificate of Origin as soon as possible.
(iv) Seller agrees to [***] Buyer with respect to all expenditures Buyer incurs (including, but not limited to, applicable foreign jurisdiction customs duties, customs penalties, taxes, interest, and reasonable legal and other professional fees, including reimbursement of same by Buyer to its customers) arising solely and directly as a result of [***]; provided, however, Seller's obligation [***] under this Article 5.3(f) shall not apply to [***].
5.4. No Other Warranties. EXCEPT FOR THE PRODUCT WARRANTY EXPRESSLY PROVIDED ABOVE IN ARTICLE 5.1, WITH RESPECT TO EACH SALE OF PRODUCT, SELLER MAKES NO OTHER REPRESENTATION, GUARANTEE OR WARRANTY, EXPRESS OR IMPLIED, OF ANY KIND OR NATURE REGARDING THE PRODUCT AND, IN PARTICULAR AND WITHOUT LIMITATION, SELLER EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE, WHETHER USED SINGLY OR IN COMBINATION WITH OTHER SUBSTANCES OR IN ANY PROCESS OR OTHERWISE. WITH RESPECT TO EACH SALE OF THE WASHWATER PROVIDED BY BUYER TO SELLER, BUYER MAKES NO REPRESENTATION, GUARANTEE OR WARRANTY, EXPRESS OR IMPLIED, OF ANY KIND OR NATURE REGARDING THE WASHWATER AND, IN PARTICULAR AND WITHOUT LIMITATION, BUYER EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE, WHETHER USED SINGLY OR IN COMBINATION WITH OTHER SUBSTANCES OR IN ANY PROCESS OR OTHERWISE.

5.5. EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, [***], IN NO CIRCUMSTANCE SHALL SELLER OR BUYER BE LIABLE UNDER THIS AGREEMENT FOR DAMAGES FOR ANY LOSS OF USE, INTERRUPTION OF BUSINESS OR LOST PROFITS, OR ANY OTHER SPECIAL, EXEMPLARY, INCIDENTAL, INDIRECT, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES OF ANY KIND.

5.6. Claims before Use of Product. Buyer agrees to call Seller’s Technical Service Representative immediately upon discovering any claim it may have related to any shipment (such as a claim on account of weight, quality, loss of or damage to Product), and to give Seller written notice quantifying the claim, if it be for non-delivery or shipment loss, within [***] ([***]) [***] of the date of delivery of the Product (or due date of delivery in the event of a non-delivery) or [***] ([***]) [***] if the claim be for weight, or [***] ([***]) [***] if the claim be for quality that is reasonably discoverable within such [***] period. Such notice shall include therein the specific order and shipment or invoice number as well as the specific nature and basis of the claim. Except as otherwise provided in this Agreement, failure of Buyer to give written notice of a claim for non-delivery or shipment loss within [***] ([***]) [***], or a claim for weight within [***] ([***]) [***], or a claim for quality that is reasonably

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discoverable within [***] ([***]) [***], shall constitute a waiver by Buyer of all such claims in respect to that shipment; provided, however, any other claims under the Product Warranty, including, without limitation, the Limited Performance Warranty, shall not be waived by the expiration of such [***] period. No claim for shortage can be asserted unless it is greater than [***] percent ([***]%) of the gross weight of the applicable shipment. Claims for bulk shipments must be supported by certified scale tickets and Seller shall have the opportunity to have an independent weighing by a certified independent agency, in which event the results of such independent weighing, if it occurs, shall govern. Buyer shall retain any Product for which it has submitted a claim and shall make the Product available for inspection by a representative of Seller. Within five (5) days of receipt of written notice from Buyer, Seller shall complete an investigation of the claim and recommend to Buyer a resolution of the claim.
(a) Upon agreement of the parties on a resolution of a claim for weight or loss, Seller shall issue a credit memo (if applicable) in the appropriate amount against Buyer’s account.
(b) In instances where Seller provides Buyer with Product that fails to conform to any Specification, and such defect is determined prior to Buyer's use of the Product in production, Buyer will notify Seller of such defect and inquire whether it should return such Product to Seller or dispose of such Product. Seller will reply to such inquiry within [***] ([***]) [***] after receipt of such inquiry; however, if Seller does not reply within such [***] ([***]) [***] period, Buyer may then determine, in Buyer's sole discretion, whether to return or dispose of such Product. Seller will reimburse Buyer for Buyer's out-of-pocket costs to return or dispose of such Product and, at Seller's expense, shall repair or replace such Product as soon as commercially practicable.
5.7. Time Limitations. Any action for breach of this Agreement, other than a claim for non-payment, and any claim for indemnification based on a third-party claim, must be commenced within [***] ([***]) years of the timely assertion of a claim, or it shall be barred. However, nothing in this Section 5.7 shall operate to extend the otherwise applicable statute of limitations governing any claim.

ARTICLE VI - TERM AND TERMINATION
6.1. Term. This Agreement shall commence as of the Effective Date and shall continue until December 31, [***] (the “Initial Term”). Following the Initial Term, this Agreement shall automatically renew year to year commencing January 1, [***] (each, a “Renewal Term”), unless terminated by written notice provided by either party to the other party at least [***] ([***]) [***] before the applicable expiration date of the Initial Term or any Renewal Term thereof. The Initial Term and all Renewal Terms or any portion thereof shall be referred to as the “Term”.

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6.2. Termination for Breach or Insolvency. A party shall be entitled to terminate this Agreement in the event that:
(a) the other party is in material breach of any of the provisions of this Agreement and does not either (i) cure such breach within thirty (30) days after the date of written notice of the breach provided by the non-breaching party, or, (ii) if cure cannot be accomplished within thirty (30) days, begin such cure within thirty (30) days and proceed diligently to effect such cure thereafter; or
(b) the other party (i) ceases to function as a going concern, (ii) makes an assignment for the benefit of its creditors, (iii) becomes the subject of any proceeding under applicable bankruptcy, receivership, insolvency or similar laws instituted by or against the other party, which proceeding is not dismissed as to the other party within sixty (60) days after it has been instituted, or (iv) liquidates or dissolves.
6.2 Effect of Termination. Upon termination, all rights and obligations of the parties under this Agreement will immediately cease and terminate and each party will have no obligation to the other with respect to this Agreement, except that each party shall pay to the other party the unpaid price for Product or Washwater, as applicable, properly shipped prior to cancellation, and each party shall remain liable for any breach of this Agreement, occurring prior to the effective date of termination.
6.3. Survival. Articles 2.6, 2.7, 5.1, 5.2(a)-(b), 5.3(f), 5.4-5.7, 6.3, 7.1, 9.1-9.3, and 9.12 shall survive termination or expiration of this Agreement for the periods set forth in such Articles, or, if no periods are set forth in such Articles, for periods reasonably sufficient to give effect to the intents thereof.
ARTICLE VII - CONFIDENTIALITY
7.1. Confidentiality. All confidential and/or proprietary information or documentation, regardless of its form ("Confidential Information"), of either party which is disclosed to, is acquired by or comes into the possession of, the other party hereto through operation of this Agreement shall be held in confidence by the other party (including its Affiliates) and shall be protected against unauthorized disclosure to the same extent and in the same manner as such party protects its own confidential or proprietary information. Confidential Information of a party includes information of third parties which that party possesses under an obligation of confidence, and also includes information regarding a party’s business operations, technology and processes which may be gleaned by observation thereof while on such party’s premises. Except as otherwise expressly permitted by this Agreement, neither party shall use any Confidential Information of the other party except for purposes of this Agreement. Neither party shall disclose, publish, release, transfer or otherwise make available Confidential Information of the other party in any form to, or for the use or benefit of, any person or entity, or duplicate or reproduce the same, without such other party's prior written approval. Each party shall, however, be permitted to disclose relevant aspects of the other party's Confidential Information to its directors, managers, officers, agents, consultants, advisors, employees and authorized representatives and to the directors, managers, officers, agents, consultants, advisors, employees and authorized representatives of its Affiliates, to the extent that such disclosure is reasonably necessary to the performance of its duties and obligations under this Agreement or to protect such party’s rights under this Agreement, provided that such party shall take all reasonable measures to ensure that Confidential Information of the other party is not disclosed or duplicated in contravention of the provisions of this Agreement by any such director, manager, officer, agent, consultant, advisor, employee or authorized representative. The obligations in this Article 7.1 shall not restrict any disclosure by either party of the other party's Confidential Information pursuant to

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any applicable law, or in compliance with the order of any governmental or regulatory authority of competent jurisdiction, provided that the disclosing party will notify the other party promptly of the request or requirement so that the other party may seek an appropriate protective order or waive compliance with the provisions of this Article 7.1. If, in the absence of a protective order or the receipt of a waiver hereunder, such disclosing party is, on the advice of counsel, compelled to disclose any Confidential Information to any tribunal or else stand liable for contempt, the disclosing party may disclose the Confidential Information, as applicable, to the tribunal; provided, however, that the disclosing party shall use its reasonable efforts to obtain, at the reasonable request of the other party and at the sole expense of such other party, an order or other assurance that confidential treatment will be accorded to such portion of the Confidential Information required to be disclosed as such other party shall designate. Breach of this Article 7.1 by the receiving party shall result in irreparable damage to the disclosing party, and the disclosing party shall be entitled to equitable relief in the event of such breach. The obligations of this Article 7.1 shall not apply with respect to information that (i) can be demonstrably shown to have been in the possession of the receiving party, without obligation of confidentiality, at the time of disclosure by the disclosing party or to have been independently developed by the receiving party without use of or reliance upon information disclosed by the disclosing party hereunder; (ii) is at the time of such disclosure in the public domain, or thereafter comes into the public domain from a third party and through no fault of the receiving party; or (iii) shall have lawfully come into the possession of the receiving party from a third party having no obligation of confidentiality with respect thereto.
ARTICLE VIII - FORCE MAJEURE
8.1. Force Majeure. Seller will use commercially reasonable efforts to ensure that its contracts with third party suppliers enable Seller to obtain raw materials of sufficient quality and quantity to fulfill its obligations under this Agreement in a timely manner, including, without limitation, providing Product that strictly conforms to its Specifications. Failure of Seller to make or of Buyer to take any delivery (or portions thereof) of Product when due, if occasioned by (a) an act of God or the public enemy, fire, explosion, perils of the sea, flood, drought, war, riot, sabotage, accident, embargo; or (b) without limiting the foregoing circumstances, any circumstance of like or different character beyond the reasonable control of the party so failing; or (c) interruption of or delay in transportation, inadequacy or shortage or failure of normal sources of supply of materials that could not have been reasonably avoided; or (d) breakdowns or labor trouble from whatever cause arising and whether or not the demand of the employees involved are reasonable and within said party's power to concede; or (e) compliance by Seller or Buyer with any order, action, direction or request of any governmental officer, department, agency, authority or committee thereof (including any direction or order materially restricting or limiting the selling price of the Product or of any material produced in conjunction therewith or in connection with which such materials are used, which renders it impracticable for Seller or Buyer to make a reasonable profit on such production or use); to the extent that any such circumstance arises or becomes a material factor after the date hereof, shall not subject such party to any liability to the other and, at the option of either party, the total quantity to be delivered will be reduced by the quantity of the delivery or deliveries (or portions thereof) so omitted. If due to a Force Majeure Seller’s supply of the Product specified herein shall be insufficient to meet all requirements, Seller shall have the right, at its option and without liability, to apportion its available sales supply among its customers to which it has binding contractual commitments, including its affiliated divisions and companies, as long as Buyer is not treated less equitably in such allocation than other such customers.

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ARTICLE IX - MISCELLANEOUS
9.1. Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be delivered personally, by facsimile or sent by certified, registered or express air mail, postage prepaid, and shall be deemed given when so delivered personally or by facsimile, or if mailed, five (5) Business Days after the date of mailing. For the purposes hereof, the addresses, telephone numbers and facsimile numbers of the relevant parties (until notice of a change thereof, served as provided in this Article) are as follows:

If to Seller:
President and CEO
AdvanSix Resins & Chemicals LLC
300 Kimball Drive
Suite 101
Parsippany, NJ 07054
Telephone:  973-526-1800
Fax:   973-526-1890

With a copy to:
General Counsel
AdvanSix Resins & Chemicals LLC
300 Kimball Drive
Suite 101
Parsippany, NJ 07054
Telephone:  973-526-1800
Fax:   973-526-1890

If to Buyer:
Shaw Industries Group, Inc.
616 E. Walnut Avenue
P.O. Drawer 2128
Dalton, Georgia, 30722-2128
Attention: Frederick L. Hooper, III
Telephone: 706-532-1099
Fax:  706-532-1442

With a copy (which shall not constitute notice) to:
Bryan Cave LLP
One Atlantic Center, Fourteenth Floor
1201 West Peachtree Street, N.E.
Atlanta, Georgia, 30309-3488
Attention: Thomas R. McNeill
Telephone: 404-572-6681
Fax:  404-572-6999

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9.2. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to conflict of laws principles. Seller and Buyer expressly exclude the United Nations Convention on Contracts for the International Sale of Goods from this transaction.
9.3. Dispute Resolution.
(a) In the event of a dispute between the parties arising out of or relating to the subject matter of this Agreement, the parties shall first use their commercially reasonable efforts to resolve such dispute among themselves. If the parties are unable to use their reasonable efforts to resolve the dispute within thirty (30) calendar days of the initiation of such procedure, the dispute shall be settled by arbitration as hereinafter provided which shall be the sole and exclusive procedure for the resolution of any such dispute. Within ten (10) calendar days after receipt of written notice from one party that it is submitting the matter to arbitration, each party shall designate in writing one arbitrator to resolve the dispute who shall, in turn, jointly select a third arbitrator within twenty (20) calendar days of their designation or if they fail to do so, with the third arbitrator to be selected as promptly as practicable in accordance with the procedure established by the American Arbitration Association at such time. The arbitrators so designated shall each be a lawyer experienced in commercial and business affairs who is not an employee, consultant, officer or director of any party or any Affiliate of any party and who has not received any compensation, directly or indirectly, from any Party hereto or any Affiliate of any Party during the two (2) year period preceding the notice of arbitration. The arbitration shall be governed by the rules of the American Arbitration Association. The arbitrators shall have sole discretion with regard to the admissibility of evidence. The arbitration panel shall have the right to grant equitable relief in its discretion, and to award claims for specific performance. The right of each party to move for preliminary injunction or other temporary relief before any court having jurisdiction to preserve its rights hereunder shall remain unaffected. The arbitrators shall use their best efforts to rule on each disputed issue within thirty (30) calendar days after the completion of the hearings. The determination of the arbitrators as to the resolution of any dispute shall be binding and conclusive upon all parties hereto. All rulings of the arbitrators shall be in writing, with the reasons for the ruling given, and shall be delivered to the parties hereto. Each party shall pay the fees of its respective designated arbitrator and its own costs and expenses of the arbitration. The fees of the third arbitrator shall be paid fifty percent (50%) by each of the parties. Any arbitration pursuant to this Article 9.3 shall be conducted in English in New York, New York. Any arbitration award may be entered in and enforced by any court having jurisdiction thereof and the parties hereby consent and commit themselves to the jurisdiction of the courts of any competent jurisdiction for purposes of the enforcement of any arbitration award.

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(b) Without limitation of the foregoing, Seller and Buyer hereby submit to the non-exclusive jurisdiction of the state and federal courts of general jurisdiction in New York, New York in respect of the enforcement of any such arbitration award and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the enforcement of such award, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in such courts or that such award may not be enforced in or by such courts or that its property is exempt or immune from execution, that the action, suit or proceeding is brought in an inconvenient forum, or that the venue of the action, suit or proceeding is improper. Service of process with respect thereto may be made upon any party by mailing a copy thereof by registered or certified mail, postage prepaid, to such party at its address as provided in Article 9.1 hereof, provided that service of process may be accomplished in any other manner permitted by applicable law.
9.4. Modification. This Agreement may only be amended or modified in a writing signed by the party against whom enforcement of such amendment or modification is sought. No provision set forth in any purchase order, order confirmation form or any other writing pertaining to an order placed under this Agreement which is inconsistent with or in addition to the provisions of this Agreement shall be binding on either party except as set forth in this Article.
9.5. Waiver. Any of the terms or conditions of this Agreement may be waived at any time by the party entitled to the benefit thereof, but only by a writing signed by the party waiving such terms or conditions. A waiver of any breach or failure to enforce any of the terms or conditions of this Agreement shall not in any way affect, limit or waive any party’s rights at any time to enforce strict compliance thereafter with every term or condition of this Agreement for any other breach or failure to comply with the terms and conditions of this Agreement.

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9.6. Severability. The invalidity of any portion of this Agreement shall not affect the validity, force or effect of the remaining portions hereof. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, such restriction shall be enforced to the maximum extent permitted by law.
9.7. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the matters covered hereby, and supersedes any and all previous written, oral or implied understandings between them with respect to such matters, including any and all blanket purchase orders extant for the purchase of caprolactam.
9.8. Assignment; Successors and Assigns; No Third Party Rights. This Agreement may not be assigned by operation of law or otherwise, and any attempted assignment shall be null and void. Notwithstanding the foregoing, either party may without further consent of the other party assign its rights under this Agreement (a) in connection with the transfer or sale of (i) all or substantially all of the assets of such party relating to this Agreement, or (ii) in the case of Seller, with respect to its rights and obligations to supply Polymer, all or substantially all of the assets of Seller relating to Seller’s Polymer production facility and business at Seller’s Chesterfield facility, or, with respect to its rights and obligations to supply caprolactam, all or substantially all of the assets of Seller relating to Seller’s caprolactam facility and business at Seller’s Hopewell facility, or (iii) in the case of Buyer, all or substantially all of the assets of Buyer relating to one or more of its facilities and the business at any such facility, (b) pursuant to the merger or consolidation of such party with a third party, or (c) to any Affiliate of the assigning party. [***] This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives. Any such successor or assign shall assume all of the party’s obligations under this Agreement and shall be fully bound by the terms and conditions of this Agreement; provided, however, any such assignment shall not relieve the assigning party of any obligations arising from this Agreement. This Agreement shall be for the sole benefit of the parties to this Agreement and their respective successors, assigns and legal representatives and is not intended, nor shall be construed, to give any person, other than the parties hereto and their respective successors, assigns and legal representatives, any legal or equitable right, remedy or claim hereunder.

9.9. No Strict Construction; Headings. Each of Seller and Buyer acknowledges that this Agreement has been prepared jointly by the parties hereto and shall not be strictly construed against either party. The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

9.10. Exhibits. All Exhibits attached hereto are incorporated herein and expressly made a part of this Agreement as though completely set forth herein. All references to this Agreement herein or in any Exhibits shall be deemed to refer to this entire Agreement, including all Exhibits.

9.11. Controlling Terms. The terms hereof shall apply notwithstanding any different or additional terms set forth in any invoices, purchase orders, bills of lading, or any other documents used by either party in connection with performance of this transaction. All said different or additional terms are void and shall not apply to the transaction described in this agreement.

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9.12. Publicity. No press release or other public announcement or publicity regarding the existence of this Agreement or its contents or the transactions contemplated hereby shall be made by either of the parties hereto or any of their respective Affiliates, officers, directors, employees, representatives or agents, without the prior approval of the other party hereto, in any case, as to form, content, timing and manner of distribution and publication; provided, however, nothing in this Article 9.12 shall prohibit any party from (a) making any public announcement or disclosure required by law or the rules of any stock exchange so long as such party consults with the other party as to the form, content, timing and manner of distribution and publication of any such announcements or disclosures (other than ordinary course periodic reporting disclosures consistent with past practice), (b) enforcing its rights hereunder, or (c) disclosing this Agreement or its contents or the transactions contemplated hereby to those persons whose approval, agreement or opinion, as the case may be, is required for consummation of the transactions contemplated hereby. Notwithstanding anything written herein, either party shall have the right to disclose the terms of this Agreement to a third party who is a potential purchaser of one or more of the parties’ facilities as long as such disclosure is made pursuant to a nondisclosure agreement signed by the receiving third party and providing that the receiving third party will observe confidentiality requirements that are at least as restrictive regarding the disclosure of the existence, terms and provisions of this Agreement as the nondisclosure obligations under this Agreement, including, without limitation, Article 7.1 hereof, of the parties hereto.
9.13. Further Assurances. Upon the reasonable request of a party, the other party will execute and deliver such other documents and instruments as may be required to effectuate completely the terms, conditions, and purposes of this Agreement.
9.14. Relationship of Parties. The parties acknowledge that they are independent contractors and no other relationship, including partnership, joint venture, employment, franchise, master/servant or principal/agent is intended by this Agreement. Neither party shall have the right to bind or obligate the other.
9.15. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered on its behalf by its duly authorized representative, as of the Effective Date.

ADVANSIX RESINS & CHEMICALS LLC	SHAW INDUSTRIES GROUP, INC.

By: /s/ Erin Kane	By: /s/ David Morgan
Name: Erin Kane	David Morgan
Title: President and CEO	Executive Vice President, Operations

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EXHIBIT A

[***] CAPROLACTAM SPECIFICATIONS

Product Name Molten Caprolactam[***]			Specification Number [***]
Formula CH2(CH2)4NHCO	Molecular Weight 113.16	Date Issued 11/1/05	Supersedes 6/30/05	Page 1 of 1

Parameters	Value		Test Method
Color, APHA	[***]	max.	QALAC-0001
Permanganate Index (ISO)	[***]	max.	QALAC-0002
Permanganate Number Seconds	[***]	min.	QALAC-0009
Water, %	[***]	max.	QALAC-0005
Iron (as Fe), ppm	[***]	max.	QALAC-0011
Volatile Base (as NH3), ppm	[***]	max.	QALAC-0012
Volatile Base (as NH3), meq/kg	[***]	max.	QALAC-0012
Free Alkalinity, meq/kg	[***]	max.	QALAC-0006
Free Acidity, meq/kg	[***]	max.	QALAC-0006
Ash, ppm	[***]	max.	QALAC-0007
Transmittance @ 290nm,%	[***]	min.	QALAC-00033

Note: Specification values shown are those at the time of shipment as determined by the test methods listed.

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EXHIBIT B

[***]

[***]			[***]
[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]

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EXHIBIT C

[***] POLYMER SPECIFICATIONS

Specification of Properties

Form	Pellets/Chips

Color	Transparent

Viscosity (FAV)	[***]

% EXTRACTABLES	[***]

% MOISTURE	[***]

Amine End Groups	[***]

Carboxyl End Groups	[***]

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EXHIBIT D

[***]

[***]
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[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

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EXHIBIT E

[***]
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[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

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SCHEDULE 2.1(I)
CAPROLACTAM INDEX AMOUNT

I. The calculation of the Caprolactam Index Amount (CIA) for Product sold through the Term of the Agreement shall be calculated according to the following:
[***]
II. [***]
III. For any price publication where this Schedule requires the use of a posted price for the month or the quarter containing the month, the published price as of the last Monday of the preceding month shall be used for the applicable calculation; provided that the Parties shall make a true-up adjustment based on the final published number for the month, which adjustment shall occur in the month following the month and at the end of such quarter.
IV. [***]
V. In the event that any of the above indices shall cease to be published, or that the published prices shall cease to represent the market conditions, in the good faith opinion of either party, then either party may notify the other of the need for reconsideration. Thereafter, the parties shall meet to determine in good faith an appropriate adjustment to the published index, or an alternative index that is more reflective of the intent of the parties. If the parties are unable to determine in good faith an appropriate adjustment or alternative index, then either party may submit the limited issue of what is an appropriate adjustment to the published index or an appropriate alternative index to binding arbitration pursuant to Article 9.3 of this Agreement. In such binding arbitration, the standard to be applied by the arbitrator shall be to choose an adjustment or alternative index such that the Caprolactam Index Amount and/or Polymer Index Amount continues to be reflective of changes in Seller's cost basis related to the challenged or absent index.

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SCHEDULE 2.1(II)
POLYMER INDEX AMOUNT

The Polymer Index Amount shall be equal to the amount, in cents per pound, derived from the following calculation:

PIA = [***]

Wherein the definitions of [***], [***], and [***] shall be as set forth as shown in Schedule 2.1(I) hereto.

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Attachment I
[***]

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Attachment II
[***]

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Attachment III
[***]

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Attachment IV
[***]